                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



       This Registration Rights Agreement (the "Agreement") is made and entered into on this 11th day of May, 1993, between Communications Instruments Holdings,
             ----
Inc., a Delaware corporation (the "Company"), and Communications Instruments Associates, L.P., a Delaware limited partnership (the "Purchaser").

       This Agreement is made pursuant to the Common Stock Purchase Agreement and the Preferred Stock Purchase Agreement, both dated the date hereof, between the Company and the Purchaser. In order to induce the Purchaser to enter into the Common Stock Purchase Agreement and the Preferred Stock Purchase Agreement, the Company has agreed to provide the demand registration rights set forth in this Agreement.

        The parties hereby agree as follows:

        1.  Definitions
            -----------

       As used in this Agreement, the following capitalized terms shall have the following meanings:

       Agent:  Any Person authorized to act and who acts on behalf of the
       -----
Purchaser with respect to the transactions contemplated by the Documents.

      Demand Registration: See Section 3 hereof.
      -------------------

       Documents:  This Agreement and the Common Stock Purchase Agreement.
       ---------

       Exchange Act: The Securities Exchange Act of 1934, as amended from time
       ------------
to time.

       Person:  An individual, partnership, corporation, trust or unincorporated
       ------
organization, or a government or agency or political subdivision thereof.

       Prospectus:  The prospectus included in any Registration Statement, as
       ----------
amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

       Registrable Securities: The capital stock of the Company held by the
       ----------------------
Purchaser or by a partner of the Purchaser which consists of: (i) 860,000 shares of common stock, par value $.01 per share, of the Company and (ii) 40,000 shares of
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preferred stock, par value $.01 per share, and any shares issued as dividends thereof of the Company.

       Registration Expenses: See Section 6 hereof.
       ---------------------

       Registration Statement: Any registration statement of the Company which
       ----------------------
covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

       Restricted Securities: The Registrable Securities upon original issuance
       ----------------------
thereof, subject to the provisions of Section 2(a) hereof.

       SEC: The Securities and Exchange Commission.
       ---

       Securities Act: The Securities Act of 1933, as amended from time to time.
       ---------------

       Underwritten Registration  or Underwritten Offering: A registration in
       --------------------------    ----------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

        2. Securities Subject to this Agreement.
           ------------------------------------

          a.  Registrable Securities.  The securities entitled to the benefits
              ----------------------
of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership not bearing the legend set forth in Section 6 of the Common Stock Purchase Agreement (or other legend of similar import) has, subject to any stop transfer order, been delivered by or on behalf of the Company and no other restriction on transfer exists.

          b.  Holders of Registrable Securities.  A Person is deemed to be a
              ---------------------------------
holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

        3. Demand Registration Rights.
           --------------------------

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          a. Any holder or holders of Registrable Securities holding a majority of the outstanding shares of such Registrable Securities may, at any time, make a written request for registration with the SEC, under the Securities Act, of all or part of its or their Registrable Securities. Any such request by the holder or holders of Registrable Securities shall specify the aggregate number of shares of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within ten business days after receipt of such request, the Company shall give written notice of such registration request to all holders of Registrable Securities and thereupon shall effect the registration of such Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 business days after the receipt by the applicable holders of the Company's notice. Each such request will also specify the aggregate number of shares of the Registrable Securities to be registered and the intended method of disposition thereof.

          b. Neither the Company nor any of its security holders (other than the holders of Registrable Securities in such capacity) shall have the right hereunder to include any of the Company's securities in such Demand Registration.

          c. If the holders of a majority of the aggregate number of shares of Registrable Securities to be registered in a Demand Registration so elect, the offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the holders of such Registrable Securities in writing that in their opinion the dollar amount of Registrable Securities requested to be included in such offering is sufficiently large to materially adversely affect the success of such offering, the Company will include, on behalf of such holders, in such registration a number of shares of Registrable Securities equal to the total number of shares which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect, and such securities shall be allocated pro rata among the holders of Registrable Securities requested to be included in such registration according to their respective holdings of such securities. In such event, the Company shall be obligated to file one additional Demand Registration pursuant to this Section 3 covering the number of Registrable Securities not so included at any time within 60 days after the closing dated for the sale of securities included in such registration if the holder or holders thereof shall have given notice to the Company of such holder's or holders' intention to dispose of such Registrable Securities.

          d. A registration will not be considered a Demand Registration unless it has been kept continuously

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effective for a period of six months following the date on which such registration was declared effective.

     4.  Registration Procedures.  In connection with the Company's registration
         -----------------------
obligations pursuant to Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

          a. prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements relating to the demand registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any subsidiary of the Company which shall have guaranteed any indebtedness of the Company) required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; provided that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority of the aggregate number of shares of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          b. prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in holders of the Registrable Securities covered thereby not being able to sell such

Registrable Securities during that period unless such action is required under applicable law;

          c. notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (p) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in or the omission of any statement from the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or misleading, or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein or the omission of any statements therefrom not misleading;

          d. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          e. if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the aggregate number of shares of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          f. promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the

Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or the underwriters may reasonably request;

          g. furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          h. deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          i. prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          j. cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

           k. use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

            l. upon the occurrence of any event contemplated by Section (c)(6) above, prepare a supplement or post effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

             m. cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any;

             n. cause the Registrable Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any;

             o. provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

             p. enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Common Stock Purchase Agreement; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the aggregate number of shares of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of

Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the aggregate number of shares of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          q. make available for inspection by a representative of the holders of a majority of the aggregate number of shares of the Registrable Securities outstanding, any underwriter participating in any disposition pursuant to any such Registration Statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with any such Registration Statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

          r. otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

       The Company may require each seller of Registrable Securities as to which registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

       Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any

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notice from the Company of the happening of any event of the kind described in
Section 4(l) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus Contemplated by Section 4(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(c)(6) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(l) hereof or the Advice.

       5.  Registration Expenses.
           ---------------------

          a. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to the filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with the securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities (subject to the provisions of Section 6(b) hereof) and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company and the selling holders), securities acts liability insurance if the Company so desires and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless whether the Registration Statement becomes effective. The Company will, in any event, pay its internal expenses (including, without limitation, all sal-

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aries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

          b. In connection with each Registration Statement to be filed hereunder, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority in principal amount of such Registrable Securities.

        6. Indemnification.
           ---------------

           a. Indemnification by Company.  The Company agrees to indemnify and
              --------------------------
hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus after the Company has furnished such holder with a sufficient number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

           b. Indemnification by Holder of Registrable Securities. In connection
              ---------------------------------------------------
with each registration pursuant to the terms of this Agreement, each holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

          c.  Conduct of Indemnification Proceedings.  Any Person entitled to
              --------------------------------------
indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          d.  Contribution.  If for any reason the indemnification provided for
              ------------
in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that the Purchaser shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by the Purchaser with respect to the sale of any of its Registrable Securities.

       7.  Rule 144.  The Company covenants that it will file the reports
           --------
required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after July 18, 1991, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

       8.  Participation in Underwritten Registration.  If any of the
           ------------------------------------------
Registrable Securities covered by any of the registrations by the Company are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the aggregate number of shares of such Registrable Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

        No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities,on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

       9.  Miscellaneous.
           -------------

          a.  Remedies.  If the Company shall breach its obligations to register
              --------
the Registrable Securities pursuant to this Agreement, each holder of Registrable Securities, shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages. In addition, such holder shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          b.  No Inconsistent Agreements.  The Company will not on or after the
              --------------------------
date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than with respect to the shares of common stock, par value $0.01 per share, of the Company held by certain members of management of the operating subsidiary of the Company, and included in a "Piggyback" Registration as provided for in Section 5 of each of the Management Subscription Agreements, dated as of the date hereof, between such members of management and the Company.

           c. Amendments and Waivers. The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 66-2/3% of the principal amount of the outstanding Registrable Securities.

           d. Notices. All notices and other communications provided for or
              -------
permitted hereunder shall be made as set forth in Section 7 of the Common Stock Purchase Agreement.

           e. Successors and Assigns.  This Agreement shall
              ----------------------
inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

          f.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          g.  Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          h.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of New York.

          i.  Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          j.  Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Common Stock Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          k.  Attorneys' Fees.  In any action or proceeding brought to enforce
              ---------------
any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Company:                   COMMUNICATIONS INSTRUMENTS HOLDINGS, INC.

                               By: /s/ Michael S. Bruno, Jr.
                                   -------------------------
                                    Michael S. Bruno, Jr.
                                    President


Purchaser:                     CII ASSOCIATES, L.P.

                               By: /s/ Harrison M. Wilson
                                   -------------------------
                                    Harrison M. Wilson
                                    General Partner